Exhibit 10.2

AMENDMENT NO. 1 TO

STOCK PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of February 9, 2005, by and among (i) Syniverse Holdings, Inc., a Delaware corporation (the “Company”), (ii) Syniverse Holdings, LLC, a Delaware limited liability company (“Holdings LLC”), and (iii) GTCR Fund VII, L.P., a Delaware limited partnership (“GTCR VII”), GTCR Fund VII/A, L.P., a Delaware limited partnership (“GTCR VII/A”), GTCR Capital Partners, L.P., a Delaware limited partnership (“GTCR Capital”), GTCR Co-Invest, L.P., a Delaware limited partnership (“Co-Invest”) and any other investment fund managed by GTCR Golder Rauner, L.L.C. or any of its affiliates or successors that at any time acquires securities of the Company and executes a counterpart of the Stock Purchase Agreement (as defined below) or otherwise agrees to be bound by the Stock Purchase Agreement (as defined below) (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, Holdings LLC and the Company are parties to a Stock Purchase Agreement, dated as of February 14, 2002 (the “Stock Purchase Agreement”), which set forth the terms pursuant to which Holdings would purchase Common Stock, par value $.001 per share, of the Company (“Common Stock”) and Class A Cumulative Redeemable Preferred Stock, par value $.01 per share, of the Company (the “Class A Preferred Stock”);

WHEREAS, the Company expects to offer its Common Stock for sale to the public in an initial public offering pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “Initial Public Offering”);

WHEREAS, Holdings LLC will be dissolved in connection with the Initial Public Offering and the members of Holdings LLC will become direct stockholders of the Company; and

WHEREAS, the Company, Holdings LLC and the Purchasers desire to amend the Stock Purchase Agreement as set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. Defined Terms. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Stock Purchase Agreement. Except as specifically set forth herein, the Stock Purchase Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

2. Termination of Certain Provisions of the Stock Purchase Agreement. Upon the consummation of the Initial Public Offering, each of the following provisions of the Stock Purchase Agreement shall terminate and shall have no further force or effect:

(a)	Section 1B(ii) (Subsequent Closings);

(b)	Section 3C (Restrictions);

(c)	Section 3D (Amendment of Other Agreements); and

(d)	Section 3E (Unrelated Business Taxable Income).

3. Amendment to the first sentence of Section 3A. The first sentence of Section 3A (Financial Statements and Other Information) shall be deleted in its entirety and replaced with the following sentence: “The Company shall deliver the following to each Purchaser (so long as such Purchaser holds at least 10% of such Purchaser’s holdings of the Company’s Common Stock immediately after the consummation of the Company’s Initial Public Offering); provided that in the event any Purchaser provides written notice to the Company of its election not to receive the following statements, reports, documents or other information, the Company shall not deliver such statements, reports, documents or other information to any Purchaser for such period of time as such Purchaser has indicated in its written notice.”

4. Amendment to the first sentence of Section 3B. The first sentence of Section 3B (Inspection of Property) shall be deleted in its entirety and replaced with the following sentence: “The Company shall permit any representatives designated by any Purchaser (so long as each Purchaser holds any Stock), upon reasonable notice and during normal business hours and such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts thereof and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of the Company and its Subsidiaries; provided that the Company shall have the right to have its chief financial officer present at any meetings with the Company’s independent accountants. The right of the Purchasers under this Section 3B shall (i) terminate at such time that the Purchasers fail to hold at least 10% of the Purchasers’ holdings of the Company’s Common Stock immediately after the consummation of the Company’s Initial Public Offering and (ii) be suspended with respect to any Purchaser for such period of time as may be designated from time to time by written notice by such Purchaser to the Company.”

5. New Section 3G of the Stock Purchase Agreement. A new Section 3G of the Stock Purchase Agreement is hereby inserted as follows:

“3G. Board Committees. Upon the consummation of an Initial Public Offering, the Company shall have a three member Compensation Committee of the Board and a three member Nominating and Corporate Governance Committee of the Board. The membership of these committees shall include one representative designated by the Purchasers and each committee’s membership shall not be increased without the consent of the Purchasers. This Section 3G shall terminate upon the earlier of (i) the Purchasers failing to hold at least 37.5% of the Purchasers’ holdings of the Company’s Common Stock immediately after the consummation of the Company’s Initial Public Offering and (ii) such time as the Purchasers’ designees would be prohibited from serving on such committees under applicable law or under the rules of the New York Stock Exchange.”

6. New Section 3H of the Stock Purchase Agreement. A new Section 3H of the Stock Purchase Agreement is hereby inserted as follows:

“3H. Equity Issuances. After the consummation of an Initial Public Offering, the Company shall not issue or grant any stock-based compensation to G. Edward Evans, Raymond L. Lawless, Michael J. O’Brien, Paul A. Wilcock, Wayne G. Nelson, Gilbert L. Mosher, Robert F. Garcia, Jr., Charles A. Drexler, Linda Hermansen, Eugen Bergen Henegouwen, Paul Corrao and F. Terry Kremian without the prior written consent of the Purchasers. The right of the Purchasers under this Section 3H shall terminate upon the Purchasers failing to hold at least 50% of the Purchasers’ holdings of the Company’s Common Stock immediately after the closing of the Company’s Initial Public Offering.”

7. Amendments to Section 6 of the Stock Purchase Agreement. A new definition is hereby inserted in Section 6 (Definitions) of the Stock Purchase Agreement as follows:

“Initial Public Offering” means the sale in an underwritten public offering registered under the Securities Act of 1933, as amended, of the common stock of the Company approved by the Board.”

8. Amendment to Section 7D of the Stock Purchase Agreement. Section 7D of the Stock Purchase Agreement is hereby amended and restated in its entirety as follows:

“Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of at least 50% of the Purchasers’ holdings of the Company’s Common Stock immediately after the closing of the Initial Public Offering. The right of the Purchasers under this Section 7D shall terminate upon the Purchasers failing to hold at least 37.5% of the Purchasers’ holdings of the Company’s Common Stock immediately after the consummation of the Company’s Initial Public Offering. No other course of dealing between the Company and the holder of any Stock or any delay in exercising any rights hereunder or under the Certificate of Incorporation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Stock held by the Company or any Subsidiaries shall not be deemed to be outstanding.”

9. Amendment to Section 7M of the Stock Purchase Agreement. Section 7M (Notices) of the Stock Purchase Agreement is hereby amended and restated in its entirety as follows:

If to the Company:

Syniverse Holdings, Inc.

c/o Syniverse Technologies, Inc.

One Tampa City Center

Suite 700

Tampa, FL 33602

Attn:    General Counsel

with copies to:

McAfee & Taft, P.C.

Two Leadership Square, Tenth Floor

211 N. Robinson

Oklahoma City, Oklahoma 73102-7103

Attn:    David J. Ketelsleger, Esq.

If to the Purchasers:

c/o GTCR Golder Rauner,

L.L.C. 6100 Sears Tower

Chicago, IL 60606-6402

Attention:    Collin E. Roche

with copies to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, IL 60601

Attention:    Stephen L. Ritchie, P.C.

10. Effectuation. The amendments to the Stock Purchase Agreement contemplated by this Agreement shall be deemed effective upon the consummation of the Company’s Initial Public Offering without any further action required by the parties.

11. Governing Law. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

12. Amendment. No provisions of this Agreement may be amended, except as permitted pursuant to Section 7D of the Stock Purchase Agreement, as amended by this Agreement.

13. Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

SYNIVERSE HOLDINGS, INC.

By:	/s/ G. EDWARD EVANS
Name:	G. Edward Evans
Its:	Chief Executive Officer

SYNIVERSE HOLDINGS, LLC

By:	/s/ G. EDWARD EVANS
Name:	G. Edward Evans
Its:	Chief Executive Officer

GTCR FUND VII, L.P.

By:	GTCR Partners VII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ PHILIP A. CANFIELD
Name:	Philip A. Canfield
Its:	Principal

GTCR FUND VII/A, L.P.

By:	GTCR Partners VII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ PHILIP A. CANFIELD
Name:	Philip A. Canfield
Its:	Principal

[Signature Page to Amendment No. 1 to Stock Purchase Agreement]

GTCR CAPITAL PARTNERS, L.P.

By:	GTCR Mezzanine Partners, L.P.
Its:	General Partner

By:	GTCR Partners VI, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ PHILIP A. CANFIELD
Name:	Philip A. Canfield
Its:	Principal

GTCR CO-INVEST, L.P.

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ PHILIP A. CANFIELD
Name:	Philip A. Canfield
Its:	Principal

[Signature Page to Amendment No. 1 to Stock Purchase Agreement]